2015 PSEG Investor Conference

MARCH 2, 2015

PSEG

We make things work for you.

We have the energy to make things better … for you, for our investors and for our stakeholders. EXHIBIT 99

Forward-Looking Statement
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.
Certain of the matters discussed in this report about our and our subsidiaries‘ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties,which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to manage our energy obligations, available supply and risks,
• adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
• any deterioration in our credit quality or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
• acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
• increases in competition in energy supply markets as well as for transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
• changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
• changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last slide in this presentation includes a list of items excluded from Net
Income to reconcile to Operating Earnings, with a reference to those slides included on each of the slides where the non-GAAP information appears.

2015 PSEG Conference Agenda
Presentation Presenter
Welcome and Introductions Kathleen Lally
PSEG Ralph Izzo
PSE&G Ralph LaRossa
Q&A Session
Break
PSEG Power William Levis
Power ER&T Shahid Malik
Q&A Session
Financial Review & Outlook Caroline Dorsa
Summary and Q&A
Conference Conclusion

STRATEGY – DELIVERING GROWTH CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER Ralph Izzo

Operational Excellence: Maintaining
reliability and improving performance as we
control costs in low price environment
Financial Strength: Strong financial position
supports investment program and dividend
growth
Disciplined Investment:
Results
PSEG’s Strategy
Investment program delivering results
• Transformed business mix
• Robust pipeline of opportunities
• Project 3
rd
year of EPS growth
• Increased rate of dividend growth
• Best in class utility growth rate
• Stable business mix with upside
potential from power markets
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

Two complementary businesses
A stable platform, each with growth opportunities
Strategy: Diverse (fuel and dispatch) fleet
geographically and environmentally well
positioned, with investments to enhance
competitiveness
Value Proposition: Provides substantial
free cash flow in current environment and
upside from market rule improvements
Assets $12B
Operating Earnings $642M
Regional Competitive Generation
Strategy: Investments aligned with public
policy and customer needs
Value Proposition: An $11 billion
infrastructure program – focused on
transmission – produces double-digit rate
base growth through 2019
Assets  $22B
Operating Earnings $725M
Electric & Gas Delivery
and Transmission
2014 2014
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2014.
PSE&G AND POWER DO NOT ADD TO TOTAL DUE TO PARENT AND PSEG LONG ISLAND ACTIVITY.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE
TO OPERATING EARNINGS.

Delivering on commitments and realizing growth
Operational
Excellence
•
PSE&G:  Mid-Atlantic Reliability Award (13 th consecutive year), top ranked among eastern electric and gas utilities in business customer satisfaction
•
PSEG Power:  Record output from combined cycle units
•
PSEG Long Island:  Demonstrated management and integration capability through a successful transition in first year
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Earnings performance exceeded guidance
•
Cash flows and business mix support strong credit ratings and ability to fully fund robust investment pipeline without issuing new equity
•
Increased rate of dividend growth in 2015
Disciplined
Investment
•
PSE&G
Transmission capital program execution and growth
Energy Strong infrastructure program underway
Energy efficiency program extension
Further growth planned – Gas System Modernization Program
•
Power:  Unit uprates, PennEast Pipeline, Solar Source

**
**
Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s diverse fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.

Energy Strong and Infrastructure Programs $0.9
Solar and EE $1.0
Distribution $2.4
Maintenance $0.9
Environmental $0.7
Growth $1.1
Other $0.1
Transmission $5.5

Solar and EE $0.3
Energy Strong** $0.8
Distribution $3.0
Maintenance $1.1
Environmental $0.3
Growth**** $0.6
Other $0.2
Transmission $6.7

PSEG

Robust pipeline of investment opportunities
supports growth objectives
2015E - 2019E*: $13 Billion 2010 – 2014: $12.6 Billion
Power Total***
$2.7B
PSE&G Total
$9.8B
PSE&G Total
$10.8B
PSEG Capital Spending
Power Total***
$2.0B
2015E–2019E:
• $1.3B of capital for Gas System Modernization Program and Artificial Island would be incremental
*INCLUDES ALL PLANNED SPENDING. **ENERGY STRONG EXCLUDES RISK AND CONTINGENCY. ***POWER CAPITAL SPENDING EXCLUDES
NUCLEAR FUEL.  ****INCLUDES PENNEAST PIPELINE EQUITY INVESTMENT OF $0.1B.  E=ESTIMATE.  DATA AS OF MARCH 2, 2015.

Balance sheet strength supports capital
allocation
Timeframe Actions taken
2010 – 2014:
Transformed
business mix
•
Applied $16 billion towards investments and dividends
•
Improved credit ratings
•
Monetized Energy Holdings’ portfolio
•
Strong balance sheet sustained during period of low power
prices, while increasing the dividend
2015 – Forward:
Strong financial
position supports
continued growth
•
Increased rate of dividend growth in 2015
•
$13 billion investment program through 2019
•
Gas System Modernization Program and Artificial Island
increase capital program by $1.3 billion through 2019
•
Financial capability supports further expansion of the
current capital plan

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base
($ in Millions)
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$/Share
2009-2014
Operating EPS
CAGR: 18%
2009
2010
2011
2012
2013
2014
Distribution Rate Base
Transmission Rate Base
PSE&G Operating EPS

PSEG

PSE&G’s investment program
Meeting public policy goals and customer needs
PSE&G Rate Base and Operating Earnings*
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
2012
2013
2014
2015E
Electric Supply
Electric Distribution
Other Charges

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
2012
2013
2014
2015E
Gas Supply
Gas Distribution
Other Charges

PSEG

Containing customer bills while investing
in the system
•
PSE&G customers’ combined electric and gas bills declined 23% over the period.
•
Low gas prices drove rate decreases; in addition, gas customers received bill credits of ~$400 in total from 2012 through 2014.
Gas Electric
PSE&G Typical Residential Customer Bills*
*FOR ALL YEARS THE BILLING ASSUMES 7,200 KWH FOR ELECTRIC AND 1,010 THERMS FOR GAS ANNUALLY. E = ESTIMATE

PSE&G Planned and Potential Capital Projects
•
Planned capital spending
expected to drive double digit
rate base growth and high
single digit EPS growth
through 2017
•
Transmission expected to
grow to >50% of rate base in
2019
•
Gas System Modernization
Program and Artificial Island
investments would be
incremental
•
Seeking to broaden platform
to expand energy efficiency
and other investments
PSE&G’s
robust capital investment pipeline
E=ESTIMATE

Economic
Drivers Outlook
Combined
Cycle Nuclear
Scrubbed
Coal Peakers Renewable
Energy Margins
•
Low natural gas and
energy prices
•
Robust portfolio of gas
pipeline contracts
n/a n/a
Capacity
Markets
•
Tightened rules proposed
for capacity performance
n/a
Environmental
Regulations
•
Tighter air emissions
standards
Location
•
Assets in well-designed
markets, premium regions
•
Opportunities on
brownfield sites
n/a
PSEG Power Capacity (GW)
Total 13 GW
3.2 3.6 2.4 3.7 0.1
Power’s fleet has the desired attributes to be
successful in today’s and tomorrow’s market
• Largest nuclear site in the eastern U.S. and ownership in large, fully scrubbed coal facilities at Keystone and
Conemaugh provide economies of scale that enhance energy margins in current low market, and provide for upside potential if prices improve.
• Dual fuel peakers meet reliability criteria in capacity markets and provide option value in energy market.
Opportunity exists to repower peakers that do not meet NJ HEDD environmental regulations.

Power – Growing value
by improving market rules
and developing investment opportunities
Value  Source Opportunities and Actions Taken
Improving rules
will better
recognize
value of our
fleet
•
PJM’s Capacity market – 2014 limits on demand response and
2015 Capacity Performance proposal
•
Demand response treatment at U.S. Courts / FERC
•
Energy price formation at FERC
•
Increasing air standards through Federal and State regulations
Our footprint
provides
growth
opportunities
•
Nuclear and Combined Cycle plant uprates are underway
•
Brownfield expansions at existing sites
New peakers built at New Haven and Kearny sites
Continue to explore further opportunities
•
PennEast pipeline - equity investment and gas portfolio enhancement
•
Solar Source owns ~123 MW*, with significant project pipeline
•
Continue to seek opportunities to expand the fleet
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT), AC EQUIVALENT IS 96 MW.

PSEG Annual Dividend
An increased dividend growth rate with potential for consistent and sustainable growth given our business mix and financial position
Payout Ratio 50% 58% 56% 54%
55%*
PSEG Annual Dividend Rate
2011-2014 CAGR:  2.6%
*2015E PAYOUT RATIO REFLECTS THE MIDPOINT OF OPERATING EARNINGS GUIDANCE.  E=ESTIMATE

Focus areas over business plan horizon
PSE&G
•
Capital program execution – Transmission, Energy Strong and additional programs
•
Operational excellence and cost control
•
Regulatory framework
•
Continue to develop incremental growth opportunities
PSEG Power
•
Operational excellence and cost control
•
Strong performance at Nuclear and Fossil to maximize fleet value in dynamic markets
•
Monitor and shape market rules - Capacity markets and environmental regulations
•
Develop growth opportunities
PSEG Long Island
•
Continue execution – Integration and achievement of performance metrics

PSEG’s Value Proposition
•
A stable platform with predictable earnings and a robust
investment pipeline
•
PSE&G - Best in class utility performance and growth profile
•
PSEG Power - Well-positioned fleet that generates substantial free cash flow in this market environment with upside
for improvements in pricing
•
Strong balance sheet - Supports strong credit rating,
growth objectives and the potential for sustainable
dividend growth

2015 PSE&G Business Review & Outlook

MARCH 2015

PSEG

We make things work for you.

We have the energy to make things better … for you, for our investors and for our stakeholders.

PSE&G PRESIDENT AND CHIEF OPERATING OFFICER Ralph LaRossa

DISCIPLINED INVESTMENT
ENGAGED WORKFORCE
FINANCIAL STRENGTH
OPERATIONAL EXCELLENCE

PSEG

22 PSE&G strategy Building a sustainable platform that balances reliability, customer rates and public policy to ensure growth at reasonable returns

Electric Territory
Gas Territory
Transmission by Voltage
138KV
230KV
345KV
500KV

PSE&G is the largest electric and gas distribution and
transmission utility company in New Jersey
*      GAS FIRM ONLY SALES.
**    ESTIMATED ANNUAL GROWTH PER YEAR, ASSUMES NORMAL WEATHER.
***  SOME PROJECTS APPROVED FOR SPECIFIC ROE.
Electric Gas
Customers
Growth (2010 – 2014)
2.2 Million
0.3%
1.8 Million
0.3%
2014 Electric Sales and Gas Sold and Transported 40,737 GWh
2,628M
Therms*
Projected Annual Load Growth (2015 – 2017)** 1.1% 0.5%
Projected Annual Load Growth
Transmission (2015 – 2017)
0.9%
Sales Mix
Residential 32% 60%
Commercial 58% 36%
Industrial 10% 4%
Transmission Electric Gas
Approved Rate of Return***
11.68% ROE 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
Approved Programs
2009-2014
Total
Program Plan
Solar Loan Capacity
83 MW 178.5 MW
Solar 4 All  Capacity
100 MW 125 MW
Energy Efficiency Annual Electric savings 206 GWh 214 GWh
Energy Efficiency Annual Gas savings 6.5 M Therms 7 M Therms

R1
ReliabilityOne
Outstanding
Reliability
Performance
Public Service
Electric & Gas
Company
Mid-Atlantic Region
2014

We're #1 in the region!
PSEG

PSEG

24 Mid-Atlantic ReliabilityOne award winner for 13 years in a row

OPEN
J.D. POWER
PSE&G
PSE&G ranks highest in gas service business customer satisfaction in the east and highest in electric service business customer satisfaction among large utilities in the east, according to JD Power.

PSEG

25 PSE&G’s service and reliability is being recognized by customers

PSE&G has achieved annual growth in
operating earnings of ~18% over the past five years
with implementation of supportive rate mechanisms on our
expanded capital program and cost control
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
PSE&G’s Contribution to
PSEG Operating Earnings* Per Share

## 2010-2014
## $9.8B

Major Transmission Incentive Projects 24%
Solar/Energy Efficiency 10%
Distribution 34%
Other Transmission 32%

## 2015-2019E
## $10.8B

Solar/Energy Efficiency 3%
Major Transmission Incentive Projects 14%
Distribution 35%
Other Transmission 48%

PSEG

27 PSE&G plans to invest $10.8B over the next five years PSE&G’s Capital Expenditures* *INCLUDES AFUDC. E=ESTIMATE.

PSE&G’s existing major Transmission
projects are being completed on schedule and on budget
Major Transmission Investments
Project Roster
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014
-June 2015
Northeast Grid Reliability 11.93% $907
June-Dec
2015
North Central Reliability 11.68% $390 Completed
Burlington–Camden 230kV 11.68% $399 Completed
Mickleton–Gloucester–Camden
230kV
11.68% $435 June 2015

A robust pipeline of Transmission
investments focus on reliability improvements and replacement of aging infrastructure
Major Transmission Investments
Project Roster
Approved
ROE
Program Description
Estimate
Up To
($ Millions)
Expected
In-service
Date
Bergen—Linden Corridor 345kV 11.68%
PJM baseline project
receiving CWIP in rate base
treatment
$1,200
June
2018
PJM Regional Transmission
Expansion Plan (RTEP) – multiple
projects
11.68%
PJM mandated system
reliability projects
$1,900 Various
69kV Upgrade – multiple projects 11.68% Upgrade of 26kV to 69kV $1,500 Various
Transmission Lifecycle – multiple
projects
11.68%
Replacement of aging
infrastructure
$1,100 Various
Transmission Hardening–
multiple projects
11.68%
Reliability projects focused
on system resiliency
$650 Various
*INCREMENTAL INVESTMENT IN HARDENING INCLUDED AS PART OF OTHER PROGRAMS.

Bergen-Linden Corridor is a project which will
provide a double-circuit 345kV line designed to maintain
system reliability
Project Estimate
Up To
Through Year-end
2014
Expected
Completion Date
$1,200M $40M June 2018
•
PJM RTEP project b2436 and b2437 with phased in-
service dates
•
30 miles of underground cable
•
New ~ 23 miles
•
Reconductor (Upgrade of 138 to 345) ~7 miles
•
13 miles of double circuit overhead conductor (replacing
double circuit 138 with double circuit 345)
•
11 station upgrades to 345kV
Customer Benefit: Addresses thermal and short-circuit
reliability
Project Status: Engineering, Licensing and Construction
Marion Substation Pile Installation

Major Transmission programs focus on
reliability and replacing aging infrastructure
• PJM’s Regional Transmission Expansion Plan (RTEP) identifies system enhancements needed for reliability
• 69kV system upgrades improve system reliability and provide capacity for future growth
• Transmission Lifecycle is an ongoing program to manage transmission asset life to maintain and improve system integrity and reliability
• Transmission Hardening projects focus on increasing system resiliency

PSE&G has successfully worked with
regulators to develop multiple solutions for New Jersey’s
energy and economic development goals
• Solar Loan I – 2008
• Solar Loan II – 2009
• Solar 4 All – 2009
• Solar Loan III – 2013
• Solar 4 All Ext – 2013
RENEWABLES
creative solutions to install
solar generation
• Carbon Abatement       – 2008
• Demand Response  – 2009
• Energy Efficiency (EE)  – 2009
• EE Extension – 2011
• EE Extension II – 2015
ENERGY EFFICIENCY
assisting customers with
controlling energy usage
• NJ Capital Infrastructure
Program 1 (CIP 1) – 2009
• NJ Capital Infrastructure
Program 2 (CIP 2) – 2011
• Energy Strong – 2014
DISTRIBUTION
improving electric and gas
delivery infrastructure
* IF APPROVED.
To date we have
invested over $2B in
the above programs
Over $1B ahead in
Energy Strong, Energy
Efficiency Ext II* and
Solar programs
Gas System
Modernization Program
would increase
potential investment by
~$1.6B

33
PSE&G is successfully executing on
Energy Strong
with ~$150M deployed during the
latter half of 2014
Program Approved Spend thru 2014
Flood Mitigation $620M $19M
Electric Contingency Reconfiguration $100M $26M
Electric Advanced Technology $100M $10M
Gas Utilization Pressure Cast Iron (UPCI) $350M $94M
Gas Metering & Regulating (M&R) $50M $1M
TOTAL $1,220M $150M

Energy Strong will provide
increased reliability
and resiliency
•
Electric Flood Mitigation
•
Engineering and scheduling began on 16 of the 29 total planned substation projects
•
Electric Contingency Reconfiguration
•
Over 100 projects have been started and 15 projects have been completed to date, including installation of over 900 poles and 70 reclosers
•
Advanced Technology
•
A total of 60 relays replaced and 3 remote terminal unit (RTU) has been installed
•
Gas Utilization Pressure Cast Iron (UPCI)
•
Installed ~110 miles of gas main and replaced ~5,300 services
•
Gas Metering & Regulating (M&R)
•
Design and engineering completed for all of the eight stations scheduled

Extension of PSE&G’s award winning
Energy Efficiency program
• Energy Efficiency Extension II seeks to extend the investment and time frame for three previously approved programs already in the marketplace allowing PSE&G to factor in lessons learned and balance policy issues
• $95M of rate base investment
• If approved, would extend existing programs, two of which have sizable waiting lists:
• Hospitals
• Multifamily
• Direct install – government, non-profit, and small business
• Would allow PSE&G to leverage past investments in people, capabilities, systems and processes

Gas System Modernization Program
of
~$1.6B focusing on aging gas mains
• PSE&G’s gas distribution system currently operates and maintains over
4,800 miles of cast iron and unprotected steel main, the largest such system in any single state
• The program provides for investment of ~$1.6B focused on replacing cast iron and unprotected steel main over a five-year period, beginning mid-
2016
• Program will replace approximately 160 miles of main per year
•
Requested accelerated clause-based recovery similar to the Energy Strong program with a 9.75% ROE
•
This program is the first phase of a long-term replacement strategy
•
30-year cast iron and unprotected steel replacement program
• Benefits:
•
Methane emission reduction is estimated at 24,500 metric tons of CO
2
equivalent per year*
•
Higher pressure system allows usage of high efficiency appliances by customers
* EPA SUBPART W METHODOLOGY.

PSE&G’s demonstrated ability to
successfully execute projects on scope, on time, and on budget leaves us well positioned to pursue FERC 1000 opportunities
•
Artificial Island
• PSE&G’s proposal is one of four finalists
• The proposal includes building 18 miles of 500kV transmission line running from the Hope Creek Generating Station to the
Red Lion substation in Delaware
•
PJM 2014 Window #2
• PJM staff has recommended awarding PSE&G two projects to
resolve criteria violations in the Sewaren and Mercer areas

Traditional Recovery Mechanisms
Distribution Base Rates
FERC Formula Rates
Transmission
Artificial Island
PSE&G continues to receive
contemporaneous/
formula rate recovery on ~75% of its investment program
Clause Recovery Mechanisms
Energy Strong / Infrastructure /
Solar / Energy Efficiency
Gas System Modernization Program
E = ESTIMATE.   DATA AS OF MARCH 2, 2015
20%
56%
24%
2010-2014 PSE&G Capital Spending
by Recovery Method
$9.8B
9%
9%
55%
2%
25%
2015-2019E PSE&G Capital with
Potential Upside by Recovery Method
$12.1B

Cost control actions taken:
• PSE&G is utilizing the Lean Six Sigma discipline to achieve costs savings and process improvements
• Conducted organizational reviews resulting in streamlining of processes through restructuring
• Continued focus on vendor and inventory practices ensuring maximum value
• Successful management of pension
2009 to 2015 CAGR = 0.3%
PSE&G O&M Expense
E=ESTIMATE
PSE&G has
controlled costs
through process
improvements and will
continue to drive future
efficiencies
$0
$500
$1,000
$1,500
2009 2010 2011 2012 2013 2014 2015E

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  DATA AS OF MARCH 2, 2015.
$612
$725
2013 2014 2015 Guidance
PSE&G Operating Earnings*
($ Millions)
$735 -- $775E

PSEG LONG ISLAND CHAIRMAN OF THE BOARD PSEG LONG ISLAND Ralph LaRossa

PSEG Long Island is focused on
improving customer service and reliability
• Provide best-in-class customer service, including building on our new
Call Center Technology platform to better serve our customers
•
According to J.D. Power, in 2014 PSEG Long Island showed the most improvement in overall customer satisfaction of any large electric utility, anywhere in the nation
• Work to maintain industry-leading service reliability
• Improve every aspect of the storm response process
•
Leveraged our new Outage Management System to improve storm logistics and outage coordination
• Contributed $0.02* to PSEG’s earnings per share in 2014, as expected
* EXCLUDES THE ENERGY RESOURCES & TRADE CONTRACT, WHICH WILL BE INCLUDED IN PSEG POWER’S RESULTS.

2015 PSEG Power and ER&T Business Review & Outlook

MARCH 2015

PSEG

We make things work for you.

PSEG POWER William Levis PRESIDENT AND CHIEF OPERATING OFFICER PSEG POWER

PSEG Power
strategy
Excellence in
operating our units
safely, reliably, cost-
competitively and in
an environmentally,
responsible manner
DISCIPLINED
INVESTMENT
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE
ENGAGED
WORKFORCE

PSEG Power creating value by responding
to changing markets and regulations
Financial/Economic
Focus
Regulatory Focus
• Nuclear units have performed well for
ten consecutive years
• Hope Creek recorded its second
highest output in its history
• Fleet diversity across the dispatch
curve and fuel types provide flexibility
to meet changing market conditions
• Bergen 1 & 2 and Linden 1 individually,
and the CCGT fleet in total, set
generation records in 2014
• Kearny 13 & 14 have shown increasing
output in each year since start-up
• Getting the most out of
existing fleet
• Locational advantage
• O&M control programs
have delivered a CAGR of
2.6% between 2009 and
2015
• Sites offer competitive
advantage for expansion
• Strong regulatory
performance
• Industry leadership in the
changing business
environment
Safety/Environmental Focus
Fleet Diversity/Efficiency Focus

Financial
Strength
Disciplined
Investment
Operational
Excellence
• Maximize value of existing generating
plants through implementation of the
Operational Excellence Model (OEM)
• Workforce engagement and development
• Deliver on Business Plan Commitments
• Maintain competitive markets and improve
constituent communication on issues
important to Power
• Successfully complete the Advanced Gas
Path (AGP) uprates
• Seek new opportunities in target markets
(PJM, ISO-NE, NYISO)
• Develop our renewables business (solar)
• Maintain new nuclear option by successfully
managing the Early Site Permit (ESP) process
PSEG Power Delivering on priorities
• OEM implemented and
achieving measures
• Resource sharing program
between Nuclear & Fossil
initiated
• Exceeded earnings guidance
in 2014
• Ongoing effort in key markets
showing success
• Successful court outcome
against subsidized generation
• Accelerated schedule for
AGP to maximize opportunity
• LIPA contract for fuel and generation
dispatch began January 1, 2015
• Completed three projects with one
underway, bringing Solar Source’s
portfolio to 123 MW
DC
• Nuclear ESP is expected in 2016

PSEG Power met 2014’s challenges
Storm and
weather challenges
• All of the generation
sites affected by
SuperStorm Sandy
were restored to
service by mid-2014,
with ongoing repairs
• Cold weather
extremes created a
challenging
operating
environment, but
also presented
opportunities
Market
challenges
• Transmission
(outages and build
outs) and gas
markets resulted
in pressure on
basis
• Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
• Load impacted by
economy
Value
delivered
• Expedited return from storm outages,
restored margin opportunities
• High availability when needed
• Flexibility of portfolio captured real-
time basis opportunities
• Captured value through coal/gas
switching, unit flexibility
• Management of gas assets benefited
customers and fleet
• Achieved fuel cost savings

PSEG Power exceeded 2014’s earnings guidance
GUIDANCE
RANGE
Over $60M of additional
value gained from:
•
Weather, basis volatility
•
Fuel flexibility
•
Lower gas cost
•
Spark/dark spread
Initial
Guidance
Actual
Revised
Guidance
*EXCLUDES IMPACTS FROM STORM RECOVERY COSTS. SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING
EARNINGS.
2014 PSEG Power Operating Earnings*
($ Millions)
$642M
$550-$610M

PSEG Power has generating assets
in three competitive markets
• Assets located near load
centers
• Low cost portfolio
Fuel flexibility with gas cost
advantage
• Positioned to benefit
from volatility in real-time
markets
• Readiness for capacity
performance (CP) in PJM
• Fleet positioned to
maintain diversity and
efficiency after HEDD
• Sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM

Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts and can take advantage of volatile market conditions
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
•
Base Load ensures cash flow certainty
•
Load Following provides ability to serve load shape
•
Readiness for Capacity Performance (CP)
•
Peaking takes advantage of real-time prices and
reduces operational risk
•
Dual fuel capability at 87% of load following and
peaking units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Essex 9
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units Peaking Units Load Following Units
Kearny 12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine /
Pumped Storage
Linden 5-8
POST - HEDD

PSEG Power positioned to maintain diversity and
efficiency after a realignment of the fleet following HEDD
retirements
•
Maintain fuel diversity
•
Maintain load-serving
capability
•
Maintain low cost
structure
•
Improve
environmental &
heat rate profiles
•
Complete
Peach Bottom (PB)
uprate
Advanced Gas Path
(AGP)
Objective
2015 2017
13,337 MW
11,900 MW
Fuel Diversity
Energy Produced
55 - 57 TWh
54 TWh
E=ESTIMATE
Solar
Kalaeloa
Oil
Pumped Storage
HEDD
Other
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
Oil, Other gas, HEDD,
Pumped storage,
kalaeloa, Solar
2014 2017
2014 2017
E
E

10,500
10,000
9,500
9,000
8,500
System Heat Rate
1.0
0.9
0.8
0.7
0.6
0.5
SO2 + NOx Tons/GWh
2014
2017
Heat Rate
NOx + SO2

PSEG

53 PSEG Power’s fleet is expected to see improvement in heat rate and decline in emissions • AGP (Advanced Gas Path) investments • Other Efficiency improvements • HEDD retirements

PSEG Power’s fleet is among the lowest
emitting in the industry
0
20,000
40,000
60,000
80,000
100,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006 2007 2008 2009 2010 2011 2012 2013 2014
Generation SO NOx
2
• Mercury reduced 80% across the timeframe above
• More efficient testing and improved operational flexibility through utilization of Continuous
Emission Monitoring System testing

PSEG Power Nuclear
is a critical element
of our success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,178 MW
•
• License Expiration: 2046
• Next Refueling
Spring 2015
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership: 57%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,307 MW
• Owned Capacity: 1,324 MW
• License Expiration: 2036
and 2040
• Next Refueling
Unit 1 – Spring 2016
Unit  2 -- Fall 2015
Peach Bottom
Units 2 and 3
• Operated by Exelon
• PSEG Ownership: 50%
• Technology: Boiling Water
Reactor
• Total Capacity: 2,242 MW
• Owned Capacity:
1,121 MW
• License Expiration: 2033
and 2034
• Next Refueling
Unit 2 - Spring 2016
Unit 3 - Fall 2015
• Uprate:  130 MW (PS Share)
Unit 2 - March 2015
Unit 3 - 2016
Owned Capacity: 1,178 MW

PSEG Power Nuclear has competitive advantages
*STRATEGY KNOWN AS THE “DIVERSE AND FLEXIBLE MITIGATION CAPABILITY” OR FLEX, ADDRESSES
RECOMMENDATIONS OF THE NUCLEAR REGULATORY COMMISSION’S FUKUSHIMA TASK FORCE.
Continued strong nuclear operations
Nuclear excellence program
Top quartile of cost performance/MWh
Brought security services in-house
Significant earnings contributor
Recruitment of the best new and
experienced talent, and attractive
training program
Fukushima action plan
in response to NRC staff review
FLEX* plan submitted with implementation
underway
Peach Bottom extended power
uprate, 130 MW Power’s share,
scheduled in service 2015/2016
Active and influential participation at
INPO, NEI, EPRI, USA Alliance

Power’s nuclear fleet is well positioned
with significantly lower-than-average US cost structure
*SOURCE: ELECTRIC UTILITY COST GROUP.
** SOURCE: PSEG NUCLEAR.
Total Fuel, Capital and O&M Costs*
3 YEAR AVERAGE 2011 - 2013
$44/MWh
$37/MWh
0
25
50
All US* PSEG Nuclear**

Cost control actions
taken:
• Fossil plant assessment
• CCGT material condition assessment
• Vendor contract renegotiations
• Nuclear security services brought in-
house to control costs
• Nuclear maintenance productivity study
• Nuclear outage efficiency initiative
• Materials management
2009 to 2015 CAGR = 2.6%
Power O&M Expense*
*EXCLUDES IMPACTS FROM STORM RECOVER COSTS. E=ESTIMATES
PSEG Power’s
focus on costs
has resulted in moderate
increase in O&M for
seven years
$0
$500
$1,000
$1,500
2009 2010 2011 2012 2013 2014 2015E
• Fossil plant assessment
• CCGT material condition assessment
• Vendor contract renegotiations
• Nuclear security services brought in-
house to control costs
• Nuclear maintenance productivity study
• Nuclear outage efficiency initiative
• Materials management

30
28
25
23
20
TWh's
2011
2012
2013
2014
2015 E

10
9
8
7
6
5
TWh's
2011
2012
2013
2014
2015 E

100%
95%
90%
85%
80%
2011
2012
2013
2014
2015 E

20
18
16
14
12
10
TWh's
2011
2012
2013
2014
2015 E

PSEG

PSEG Power’s Fossil Fleet has shown
improvement in performance
*LM6000 AND 7EA UNITS       E = ESTIMATE.
•
Fossil Generation rebounded with market
•
Peaking Units maintain high start success
•
Record output from Kearny 13 & 14 peakers
•
Combined Cycle Generation set record
•
Bergen AGP uprate project scheduled for 2015
Fossil Generation
Peaking Start Success*
Coal Generation
Combined Cycle Generation

PSEG Power initiatives result in
continuing improvement in combined cycle heat rate
AGP projected efficiency
improvement 2015-2018
2018E
E= ESTIMATE.
7,300
7,400
7,500
7,600
7,700
7,800
2008 2009 2010 2011 2012 2013 2014

PSEG Power CCGT/Fossil initiatives
Actions Taken to Create Value
Capacity
• Advanced Gas Path (AGP) investments 2014 through 2018 to provide additional efficient capacity, heat rate improvements
• New lower cost gas line at BEC with Dominion
Performance
• EPRI efficiency initiatives
• GE initiatives for large data analytic
• Consolidation of unit testing
• Auto tuning software
Maintenance
• Ongoing outage efficiency improvement
• Improvements to reliability
• Central fleet monitoring and diagnostic center

PSEG Power’s capital expenditures for
environmental requirements are essentially complete*
*BASED ON CURRENTLY KNOWN AND QUANTIFIABLE ENVIRONMENTAL REQUIREMENTS.  E=ESTIMATE.
DATA  AS OF DECEMBER 31, 2014.
COMPLETION OF
CONEMAUGH
SCR/FGD IN 2015
$0
$200
$400
$600
$800
$1,000
2010 2011 2012 2013 2014 2015E 2016E 2017E
Penn East (equity investment) Growth Environmental/Regulatory Maintenance

PSEG Power’s Growth Investments
Site Project
Cost
Benefits Status
BEC Dominion Gas Line $8
Access to a 2
nd
, lower cost gas supply:
Completed
Linden AGP Upgrade $69
Increased capacity and improved heat rate:
Completed
Linden
Kearny
Black Start:
Linden 7/8
Kearny 12
$13
New ancillary revenue source: Linden Completed
Kearny Underway
CA / TX / VT
Solar Source Projects
$44 Increased capacity: 21 MW Completed
Peach Bottom
Peach Bottom EPU
(2014 – 2015)
$417 Increased capacity: 130 MW
PB2 March 2015,
PB3 in 2016
Bergen / BEC
Future AGP
Upgrades:
Bergen (2015)
BEC (2017-2018)
$98
Increased capacity and improved heat rate:
Underway
Various Interim ISA’s* No cost Increased capacity: 69 MW Completed
Eastern PA to
Mercer, NJ
PennEast Pipeline $119
Estimated Earnings in 2019:
Underway
Total Increased Capacity  – 371 MW
* INTERCONNECTION SERVICE AGREEMENTS.
($ millions)
$13 million
88 MW capacity increase
~1.2% heat rate improvement
~ $3 million per year
63 MW capacity increase
~1.2% heat rate improvement
$8-9 million/year increase in margin

Additional investment opportunities under
consideration
Site Project Benefits
Bridgeport Harbor CCGT development New ISO NE Capacity:  475 MW
Hope Creek Uprate Additional PJM Nuclear Capacity:  20 MW
Edison / Essex SCR retrofit
Continued operation of FT4s
Edison: up to ~ 470 MW
Essex:  up to ~ 330 MW
Bergen
Bergen 1 Uprate
(AGP-type uprate)
Additional PJM Capacity:  Up to 50 MW
Sewaren
CCGT development New PJM Capacity: 450 – 625 MW
Various
Additional solar projects
under investigation
100’s of MW of new solar capacity under
evaluation

Hackettstown  (Mars)
New Jersey (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $47 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline - single axis
Investment $48 million
30 year PPA with APS
PSEG Solar Source owns ~123 MW
of solar facilities
*
with long term contracted revenues
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT), AC EQUIVALENT IS 96 MEGAWATTS.  E=ESTIMATE.
In Construction – Rockfish
Maryland (13 MW)
COD - June 2015E
Polycrystalline - single axis
20 year PPA with SMECO
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis
Investment $75 million
20 year PPA with SRP
Newman
Texas (13 MW)
COD December 2014
Polycrystalline - single axis
Investment $22 million
30 year PPA with El Paso Elec.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $44 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels – fixed tilt
Investment $59 million
30 year PPA with JEA
Shasta A & B
California (4 MW)
COD March 2014
Polycrystalline - single axis
Investment $13 million
20 year PPAs with PG&E
Whitcomb
Vermont (4 MW)
COD October 2014
Polycrystalline - single axis
Investment $10 million
25 year PPA with VT Electric
Power Producers, Inc.

Gas Asset Optimization
Large wholesale provider to PSE&G and others
Storage capacity of approximately 75 Bcf (in the Gulf and market regions)
Firm transportation of 1.3 Bcf/day on seven pipelines
Off-system sales margins shared with residential customers
Commercial & Industrial customers (C&I)
Weather and price volatility
Ancillary Services
LIPA Fuel and energy dispatch management
PSEG Power has other attractive sources of revenues to
round out a robust portfolio, in addition to energy and capacity

PSEG Power has delivered on its commitments
during volatile market conditions
2009 2010 2011 2012 2013 2014
Annual Cooling Degree Days
% greater/(less) than average
(17%) 35% 26% 13% 7% (5%)
Annual Heating Degree Days
% greater/(less) than average
(1%) (8%) (11%) (17%) (1%) 5%
# Days over 90 degrees 12 48 29 29 21 12
# Days below 20 degrees 24 14 13 7 13 33
Gas Volatility:  Transco Z6
Min $2.50
Max $19.93
Min $3.76
Max $23.43
Min $3.38
Max $18.93
Min $2.40
Max $12.43
Min $3.10
Max $39.43
Min $1.39
Max $115.00
LMP Volatility:
PS Zone
Min $4
Max $156
Min $7
Max $289
Min $15
Max $417
Min $5
Max $370
Min $10
Max $335
Min $5
Max $1,021
Basis Volatility:
PJM-W to PS Zone
Min ($22)
Max $50
Min ($29)
Max $71
Min ($40)
Max $116
Min ($49)
Max $97
Min ($28)
Max $79
Min ($131)
Max $455
Power Earnings
On
Guidance
On
Guidance
High End
of Guidance
Above
Guidance
High End
of Guidance
High End
of Guidance

PSEG Power is an established leader
within the industry
•
National Nuclear Accrediting Board
•
Communications Advisory Committee
•
Board of Directors
•
Board of Directors Executive Committee
•
Emergency Preparedness Working Group
•
Security Working Group
•
Fukushima Response Steering Committee
•
Joint Information System Task Force
•
Nuclear Strategic Issues Advisory Committee Steering
Group
•
Chairman Nuclear Power Council
•
Executive Committee Nuclear Power Council
•
Vice Chair of the Executive Oversight Committee
•
Chair
•
Executive committee member
•
Chair of the Cooling Systems Committee
•
Member of various Committees at PJM
•
Chairman & Vice-Chair of the Supplier Sector of the New
England Power Pool (NEPOOL)
•
Chair of the PJM Power Providers Board
•
Board member & member of the board’s Executive
Committee of Independent Power Producers of New York
(IPPNY)
•
Member of water resources subcommittee
•
Member of Executive Committee
Utilities Service Alliance (USA) Fleet
BWR Owners Group
EPRI
NEI
INPO
National Coal Council
EEI
PJM/NY/ISO-NE
EPSA
UWAG

Developing People to drive operational excellence
and to optimize the workforce
•
Succession planning and development planning
•
Recent CNO retirement & succession was part of the plan
•
Training & development of employees
•
Rotational assignments for key leaders in PSEG Power
•
Outreach programs
•
Employee engagement
•
Shared resources between Fossil and Nuclear (outage support)
•
Diversity & inclusion

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings
($ Millions)*
•
75-80% hedged at
$52/MWh
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and volume
2015 Observations
2013 2014 2015 Guidance
$710
$642
$620 – 680E
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG POWER ER&T PSEG POWER Shahid Malik PRESIDENT

Agenda
•
Gas, Power, Spark Spreads
•
Gas and Power Basis
PSEG Power’s Portfolio
•
PJM
•
Northeast
PSEG Power’s Locational and Fleet Strengths
•
Robust capacity market pricing
•
Advantageous medium-term full requirements opportunity in NJ
•
Hedging plan mitigates risk while allowing for upside
Market Review

$/MMbtu
$140
$120
$100
$80
$60
$40
$20
$-
Transco Z6
Leidy
Jan-14
Feb-14
Mar-14

$800
$700
$600
$500
$400
$300
$200
$100
$-
Jan-14
Jan-14
Mar-14

$/MWh
$5
$4
$4
$3
$3
$2
$2
$1
$1
$-
Transco Z6
Leidy
Jul-14
Aug-14
Sep-14

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Jul-14
Aug-14
Sep-14

Market Review: 2014 was influenced by extremes in weather
highlighting the importance of winter
Q1: Periods of extreme
cold temperatures
resulted in high gas
prices, significant
basis differentials, and
higher energy demand.
Q3: A cooler than
normal summer,
combined with
increased supply of
gas, reduced energy
prices and basis.
2014 Q1 Gas 2014 Q1 PS Zone Electric
2014 Q3 PS Zone Electric 2014 Q3 Gas

Market Review: PSEG’s extensive gas asset portfolio gives
unparalleled access to Marcellus Shale gas
•
PSEG Power maintains a robust portfolio
of pipeline and storage assets in the
Mid-Atlantic
•
PSEG Power’s gas for generation was
~100 BCF in 2014, of which >60%
was supplied by Shale gas
•
PSEG Power procured over 400 BCF in
2014 with ~75% going to PSE&G’s utility
gas customers
•
When gas is surplus to customer needs,
PSEG Power sells surplus to others;
margins from such sales benefit PSE&G
gas customers and PSEG Power
Power’s Gas for Generation in 2014
Eastern PA Shale
Western PA Shale
Gulf Coast
Delivered Gas

$40
$30
$20
$10
$-
$/MMbtu
Jan-15
Feb-15
Transco Z6
Leidy-Transco

$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$-
Feb-15
Feb-16
Feb-17
Feb-18
Transco Z6 Forward
Leidy-Transco Forward

$60
$50
$40
$30
$20
$10
$-
$/MWh
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Historical PJM West
Forward PJM West
Historical PS Zone
Forward PS Zone

PSEG

Market Review:
Winter Z6 gas prices retain seasonal volatility;
spark spreads have continued to be robust in PJM
FORWARDS AS OF DECEMBER 31, 2014
2015 YTD Z6
PJM West vs. PS Zone Spark Spreads (2013-2018)
2015-2018 Z6

Market Review:
New pipelines will move significant quantities of
Marcellus gas out of the region by 2018
New pipeline investment is expected to increase takeaway capacity from the low cost
Marcellus/Utica shale and reduce regional surpluses and increase gas prices by 2018
Pipeline capacity grows significantly by
2018
Historical and Expected Marcellus
Production
New England 3.4 bcf/d
Southeast 6.4 bcf/d
Midwest 5.9 bcf/d
Gulf Coast 3.1 bcf/d
NJ/NY 1.4 bcf/d
0
5
10
15
20
25
30
2010 2011 2012 2013 2014 2015 2016 2017 2018

ANNUAL FORWARD BASIS TO PJM-WEST AS OF DECEMBER 31, 2014.
Power Basis in Eastern PJM:
Expected to be volatile but
positive on an annual basis with winter pricing driving value
Electric Basis will remain positive overall and stabilize within 3 years due to:
•
•
•
Export of ~18 bcf/day of gas which will significantly strengthen regional gas prices
Easing of transmission constraints in Virginia/Maryland
Construction of significant new gas-fired generation in VA/MD
PS Zone RTC Basis to PJM West
0
1
2
3
4
5
6
2012 2013 2014 2015 2016 2017 2018
PS Basis Forward Curve for Electric Basis (prior to delivery year)

Regulatory Framework:
Significant reforms already implemented and
new rules being promulgated to improve energy and capacity market designs
ISSUE /POLICY OUTCOME
PJM
CAPACITY
•
Higher payments for enhanced reliability (Capacity Performance)
DEMAND RESPONSE
RULES
•
Stricter rules for eligibility and deployment
ENERGY PRICE
FORMATION
•
PJM and FERC forcing improvements to energy price formation;
higher caps
ISO-NE
CAPACITY
•
Higher prices in recent auction better reflect tight supply conditions
•
Implementation of sloping demand curve in FCA 9
•
Zonal demand curves expected in FCA 10
ENERGY
•
Demand response required to participate in Day Ahead markets
•
Implemented hourly offers/real time reoffers
•
Reserve market prices better reflect scarcity prices
•
5 minute interval LMP settlements expected Q1 2016
NYISO
CAPACITY
•
New Capacity Zone (LHV) leads to more accurate price signals
ENERGY
•
Improvement in price formation during reserve shortage conditions
FEDERAL
DEMAND RESPONSE
•
EPSA VS. FERC and national implications
ENVIRONMENTAL
REGULATIONS
•
HEDD, CPP, HAPS/MACT will lead to tightening of supply in
2015+ timeframe

Agenda
Market Review
•
•
PSEG Power’s Portfolio
•
•
PSEG Power’s Locational and Fleet Strengths
•
•
•
Gas, Power, Spark Spreads
Gas and Power Basis
PJM
Northeast
Robust capacity market pricing
Advantageous medium-term full requirements opportunity in NJ
Hedging plan mitigates risk while allowing for upside

PJM Capacity Performance Proposal: aims to
increase electric supply reliability
•
Capacity performance (CP)
proposal places emphasis on reliability, given
observed outages during times of extreme weather stress and anticipated retirements; Imposition of higher penalty structure and enhanced opportunities for cost recovery to encourage reliability
•
Elimination of 2.5% holdback offsetting weak demand
growth,
making all
capacity resources annual products in end state, net CONE bidding safe harbor, and the change in the demand curve (VRR) support price formation and improve resource adequacy
•
Generator performance/flexibility is key
objective for units with secure fuel
supply capable of meeting more stringent operating standards

Capacity Performance:
capacity performance standards with minimal to moderate investment
CP Compliant Assets
* EXCLUDES 205MW OF PUMPED STORAGE
Combined
Cycle
Steam
Nuclear
Combustion
Turbine
Meets CP
Requirement
with No to
Minimal
Investment
Moderate
Investment to
Meet CP
Requirement
Larger
Investment to
Meet CP
Requirement
of PSEG’s PJM capacity meets the new
How does our fleet stack up?
*
>90%

Maine
Vermont
New Hampshire
New York
Massachusetts
Connecticut
RI

Northeastern Capacity (1,746MW)
8%
22%
44%
26%
Coal
Oil
Gas Combined Cycle
Gas Peakers

PSEG

Northeast Portfolio: New York and New England

• Long Island Power Authority Management
Contract
• Investment in new lateral to connect to the
Dominion pipeline at Bethlehem Energy
Center (BEC) allows for access to fuel supply
from Marcellus
• Single state ISO
New York (774MW)
• Gas pipeline infrastructure poses supply
challenges/opportunity
• Significant siting and permitting challenges
• High volatility due to extreme (winter) weather
conditions
• Significant improvement in market construct
• Small but dynamic market
New England (972MW)

PSEG Power acting as an agent for LIPA began
January 2015
Northeast Portfolio:
Expanding our footprint with PSEG Long Island
38%
36%
16%
7%
3%
LIPA Capacity (6,163MW)
Steam
Combustion Turbine
Cables
Combined Cycle
Resource Recovery,
Pumped Storage, Solar
• Additional experience in Eastern
NY and Connecticut markets
• Bigger natural gas footprint
• Fee-based services contract
• Performing ISO bidding for LIPA’s
6,000MWs of generation/tolls
• Procuring natural gas and oil for the
majority of these assets
• Scheduling two DC transmission cables
(ISO-NE and PJM) into Long Island
• Entering into financial hedges to reduce
LIPA customer’s price volatility
This relationship has provided PSEG Power:

Agenda
• Robust capacity market pricing
• Advantageous medium-term full requirements opportunity in NJ
• Hedging plan mitigates risk while allowing for upside
PSEG Power’s Locational and Fleet Strengths
• PJM
• Northeast
PSEG Power’s Portfolio
• Gas, Power, Spark Spreads
• Gas and Power Basis
Market Review

2018 Onwards RPM Auction Impacted By:
• Capacity Performance            • Demand response rules
• Convex Demand Curve • Elimination of 2.5% Holdback
• Change in Net CONE • Reduction in Load Forecast
• Change in PJM Parameters • Environmental Retirements
Capacity Market Pricing:
PJM’s capacity market is transitioning
to recognize operating performance as well as locational value
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL
RPM AUCTION RESULTS AS OF FEBRUARY 2015.  DELIVERY YEAR RUNS FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
RPM Auction Results
($/MW-day)
Power’s
Average Prices
$242 $168 $168 $167 $165
Rest of Pool
Prices
$28 $126 $136 $59 $120
Power’s Cleared
Capacity (MW)
10,900 10,600 8,800 8,700 8,700
2013 / 2014* 2014 / 2015* 2015 / 2016*
2016 / 2017*
2017 / 2018

Auction Results: BGS Auction provides ability to forward
hedge our generation and protect our power basis
Capacity
Load shape
Transmission
Congestion
Ancillary
services
Risk premium
Green
$56
-
$58
BGS sales account for approximately 20% of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$/MWH; BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2013-2015 ARE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2015.
$94.30
$83.88
~ $46
$92.18
~ $48 ~ $53
~ $59
$97.39
$48
-
$50
$45
-
$47
$39
-
$40
$37
-
$38
$38
-
$39
~ $62
$37
-
$38
$99.54
2011
2012
2013
2014
2015

Hedging strategy:
designed to protect gross margin
while leveraging the portfolio
2015 2016 2017
Volume TWh 36 36 36
Base Load
% Hedged 100% 80-85% 40-45%
(Nuclear and Base Load Coal)
Price $/MWh $52 $52 $52
Volume TWh 21 19 19
Intermediate Coal, Combined
% Hedged 40-45% 0% 0%
Cycle, Peaking
Price $/MWh $52 $52 $52
Volume TWh 55-57 55-57 55-57
Total
% Hedged 75-80% 50-55% 25-30%
Price $/MWh $52 $52 $52
HEDGE PERCENTAGES AND PRICES AS OF FEBRUARY 2015. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING
RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS WITH MTM
ACCOUNTING TREATMENT AND OPTIONS.   EXCLUDES SOLAR AND KALAELOA.

PSEG Power’s Value Proposition
• Well-positioned fleet of merchant generating assets in attractive markets
• Advantaged by low cost structure, fuel diversity and dispatch flexibility
• Value add from strong gas supply capability
• Significant drive by regulatory bodies to improve market constructs
• Low capital requirements to meet enhanced performance standards
• Organic growth opportunities to increase nuclear and combined cycle generation
• Hedging strategy is responsive to changing market dynamics, providing attractive returns and free cash flow

2015 Financial Review & Outlook

MARCH 2, 2015

PSEG

We make things work for you.

We have the energy to make things better … for you, for our investors and for our stakeholders.

PSEG EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Caroline Dorsa

Strong financial position to support our
business initiatives
2014 Financial Position
Strong 2014 earnings growth
Exceeded earnings guidance
Executed major PSE&G capital program
Strong balance sheet with no long term Parent debt
Solid credit metrics
2015 and Beyond
Third year of anticipated positive earnings growth in 2015
Controlled O&M growth
Balance Sheet and Cash Flow support investment program without equity issuance
Substantial additional investment capacity
Growth in PSE&G investments with contemporaneous/formula rate returns
Consistent and strong cash flow from both Power and PSE&G
Potential for accelerated and sustainable dividend growth

Earnings increase of 7% exceeded
guidance
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
PSEG Operating Earnings
2013 2014
PSE&G $612 $725
PSEG Power $710 $642
Other ($13) $33
Operating Earnings $1,309 $1,400
Operating EPS* $2.58 $2.76
Revised Earnings Guidance (Oct 2014) $2.60 - $2.75
Earnings Guidance (Feb 2014) $2.55 - $2.75
Key Takeaways
18% increase in PSE&G
earnings
52% regulated earnings
contribution in 2014
Power’s results
exceeded guidance
$ Millions (except EPS)

93 Power produced significant and consistent Free Cash Flow 2012 Power Cash From Ops 2013 2014 2012 2013 2014 Power Free Cash Flow $0.0 $0.5 $1.0 $1.5

PSE&G delivers increasing cash flow due
to investment program
2012
PSE&G Cash Investment
PSE&G Cash From Ops
(1)
2013 2014
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$215 TO ~$240 MILLION OVER
3 YEAR PERIOD
2012
2013 2014
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5

In 2014, Power’s Free Cash Flow supported PSE&G’s
capital program and shareholder dividend
Power
Cash from Ops
~$1.4B
PSE&G
Cash from Ops
(1)
~$1.6B
PSE&G
Cash Investment
~$2.2B
Power
Cash Investment
(3)
~$0.7B
Shareholder
Dividend
~$0.7B
PSE&G
Net Debt
~$0.7B
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$240 MILLION.
(2) OTHER CASH FLOW INCLUDES HOLDINGS NET CASH FLOW AND INVESTED CASH
(3) POWER CASH INVESTMENT INCLUDES NUCLEAR FUEL AND EMISSION PURCHASES
Other
Cash Flow
(2)
~$0.1B
PSEG Consolidated
2014 Sources and Uses
$0.0
$1.0
$2.0
$3.0
$4.0
Sources Uses

PSEG 2015– 2019E Capital Expenditures (1)
PSEG growth spend represents ~70% of total investment
with new PSE&G investment opportunities of over $1B
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Energy Strong,
Solar and
New Business
(1) INCLUDES AFUDC AND IDC; PENNEAST PIPELINE EQUITY INVESTMENT OF~$0.1B IS INCLUDED IN POWER GROWTH.         E = ESTIMATE.
PSEG
Planned
Spend
Maintenance ~$3.8B
PSE&G
Potential
Upside
PSEG
Potential
Spend
Potential Upside ~$1.3B
~$1.6B
~$0.6B
~$2.2B
~$1.9B
~$6.7B
~$14.3B
~$1.3B
~$13.0B
Planned Growth Investment ~ $9.2B

2014 – 2017E Rate Base
CAGR Growth of ~12%
Distribution
Transmission
PSE&G’s Capital Program drives double-digit
growth in rate base through 2019
~$11.4B
~$16.0B
~$6.9B
~$4.5B
~$2.1B
~$9.7B
~$3.1B
~$8.5B
Rate Base
Growth
E = ESTIMATE
~$0.1B
2014
Rate Base
Planned
2017E
Rate Base
Potential
Upside
Potential
2019E
Rate Base
Planned
2019E
Rate Base
~$1.5B
~$8.4B
~$7.6B
~$18.2B
~$1.0B
~$9.5B
~$9.9B
~$19.4B
~$0.2B
2014 – 2019E Rate Base
CAGR Growth of ~10%
Rate Base
Growth
2014 – 2019E Potential Rate
Base CAGR Growth of ~11%

Continuing our track record of 5 year
double digit rate base growth leading to high single-digit growth in earnings through 2017
2010 – 2015E
PSE&G 5 Year Rate Base CAGR
2011 – 2016E 2012 – 2017E 2013 – 2018E 2014 – 2019E
~11%
~13%
~12%
~10%
~10%
~11%
PLANNED
POTENTIAL
E = ESTIMATE.
0%
5%
10%
15%

Substantial internal cash generation
supports our planned growth capital program and potential
investment opportunities without the need for equity
PSE&G
Cash from
Ops (1)
PSE&G Cash
Investment
PSE&G
Net Debt
PSEG 2015 - 2019E Sources and Uses
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$260M FROM 2015-2019
(2) OTHER CASH FLOW INCLUDES PSEG LI, HOLDINGS NET CASH FLOW, INVESTED CASH, AND PARENT SHORT-TERM DEBT
(3) POWER CASH INVESTMENT INCLUDES NUCLEAR FUEL AND EMISSION PURCHASES      E = ESTIMATES.
PSE&G
Cash from
Ops (1)
PSE&G Net
Debt
Planned Programs
Including Potential Upside Projects
Shareholder
Dividend
Power
Cash from Ops
Shareholder
Dividend
Power
Cash from
Ops
Power Cash
Investment (3)
PSE&G Cash
Investment
Power Net
Debt
Other Cash
Flow (2)
Other Cash
Flow (2)
Power Net
Debt
Power Cash
Investment (3)
Sources Uses Sources Uses

Power’s key credit metric remains strong
providing opportunity for incremental investment
2015-2017E
Average
Increased contribution to earnings from the more
stable regulated business
Power’s annual Cash From Operations and Funds
From Operations each average ~$1.4B over the
2015 to 2017 period supported by:
-
Capacity Revenues
-
Hedged Generation
-
O&M Control
Financial strength can be used to pursue future
growth in both businesses beyond current plans
E = ESTIMATE
2013
2014
PSEG Power
Funds from Operations / Debt
0%
10%
20%
30%
40%
50%
60%
70%

Total Incremental Investment Capacity
through 2017
Substantial Investment Capacity to pursue
additional growth without the need for equity
Average Funds from Operations /Debt
2015 - 2017
Our incremental investment capacity can support over $6B in
regulated investments
$0.0
$4.0
Power Parent Total
($ Billions)
Power PSEG
Estimate ~ 55% ~30%
Minimum
Threshold
30% Low - 20’s

Pension Fund Returns
for the periods ending  December 2014
Well Funded Pension due to our long term asset
allocation strategy
2014 Funded Ratio ~93%
Cumulative pension contributions
total less than $50M through 2017
(1)
Modest pension expense in 2015
with pension income expected by
2017 given fully funded level
Annualized Return (%)
(1) REPRESENTS CONTRIBUTIONS TO QUALIFIED PENSION PLANS.
Total company pension expense of <$0.07 per share in 2015, expected return to pension income by 2017
0
5
10
15
1 Year 3 Year 5 Year

(1) POWER EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS.
N.M.= NOT MATERIAL        E = ESTIMATE.
2014 – 2017E CAGR
Transmission
~(1.4%)
Distribution
~2.7%
Power
~1.0%
Other: N.M.
Controlling O&M growth, with manageable
pension impacts and PSE&G continuing to grow its asset base
PSEG O&M Expense (1)
2014 - 2017E CAGR: ~1.4%
$0
$500
$1,000
$1,500
$2,000
$2,500
2014 2015E 2016E 2017E

PSEG Operating Earnings
$ Millions (except EPS) 2013 2014 2015E
PSE&G $612 $725 $735 - $775
PSEG Power $710 $642 $620 - $680
Enterprise/Other ($13) $33 $40 - $45
Operating Earnings* $1,309 $1,400 $1,395 - $1,500
Operating EPS* $2.58 $2.76 $2.75 - $2.95
Regulated % of Earnings 47% 52% 52%
(1)
Increasing
PSE&G earnings with stable
contribution from Power
(1) REPRESENTS MID POINT OF GUIDANCE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS. E+ ESTMATE.

PSE&G
EPS
Annual Dividend Per Share
2011 – 2014  CAGR:  2.6%
(1) THE 2015 PAYOUT RATIO IS BASED ON THE MIDPOINT OF PSEG'S 2015 OPERATING EARNINGS GUIDANCE OF $2.75-$2.95E PER SHARE. SEE SLIDE A FOR ITEMS
EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E= ESTIMATE.
Potential for meaningful and sustainable
dividend growth given significant contribution from regulated earnings and Power’s strong free cash flow
5.4% increase
Payout Ratio 50% 58% 56% 54% 55%
(1)
$1.53
$1.45
$1.37
$1.42
$1.44
$1.48
$1.56
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2011 2012 2013 2014 2015E

PSEG’s longer-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2015E
2016E
Segment EPS Drivers
Sensitivities derived from typical annual market variability*
* Estimated annual variability approximating one standard deviation based on 2011 – 2013 historical data and forward curve estimates applied to PSEG Power open positions.
E = ESTIMATE.    POWER EARNINGS SENSITIVITIES UPDATED FOR 2015 BGS AUCTION AND 12/31/14 PRICE CURVES.
2015E
2016E
2017E
2017E
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 basis point Change in Distribution ROE
Each 10 basis point Change in Transmission ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.03-$0.06
$0.04
$0.04
$0.01
$0.02-$0.04
$0.03
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.10-$0.13
$0.04
$0.04
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01

PSEG Summary
•
Our 2014 earnings of $2.76 exceeded our revised operating earnings guidance of $2.60 - $2.75 per share
•
Continued third year of anticipated positive earnings trend in 2015 with operating earnings guidance of $2.75 to $2.95 per share
•
Continued 5 straight year of expected double digit, 5 year growth in rate base
•
Anticipated high single digit earnings growth at PSE&G on three-year basis from
2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Strong Balance Sheet and Cash Flow support full capital program and new potential opportunities without the need for equity
•
Our $0.08 per share dividend increase is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth
th

PSEG EXECUTIVE PROFILES

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Ralph Izzo
Ralph Izzo was elected chairman and chief executive officer of Public
Service Enterprise Group Incorporated (PSEG) in April 2007. He was
named as the company’s president and chief operating officer and a member of the board of directors of PSEG in October 2006.
Previously, Mr. Izzo was president and chief operating officer of Public
Service Electric and Gas Company (PSE&G).
Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations, PSE&G vice president – appliance service,
PSEG vice president - corporate planning, and PSE&G vice president -
electric ventures.  In these capacities he broadened his experience in the areas of general management, strategic planning and finance.
Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena.  He is frequently asked to testify before Congress and speak to organizations on matters pertaining to national energy policy.
Mr. Izzo’s career began as a research scientist at the Princeton Plasma
Physics Laboratory, performing numerical simulations of fusion energy experiments.  He has published or presented over 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his Bachelor of
Science and Master of Science degrees in mechanical engineering and his
Doctor of Philosophy degree in applied physics from Columbia University.
He also received a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of
Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards. Mr. Izzo has received Honorary Degrees from the New Jersey Institute of Technology
(Doctor of Science), Thomas A. Edison State College (Doctor of Humane
Letters), Bloomfield College (Doctor of Humane Letters), Rutgers University
(Doctor of Humane Letters), and Raritan Valley Community College
(Associate of Science).
Mr. Izzo serves as chair of the New Jersey Chamber of Commerce, and on the board of directors for The Williams Companies, the New Jersey Utilities
Association, the Edison Electric Institute (EEI), the Nuclear Energy Institute
(NEI), and The Center for Energy Workforce Development. He is the past
Chair of the Rutgers University Board of Governors.  He is also a member of the Board of Trustees of Peddie School, Columbia University School of
Engineering Board of Visitors and the Princeton University Adlinger Center
for Energy and the Environment Advisory Council, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at MIT.

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE ELECTRIC
AND GAS COMPANY, PSEG POWER LLC AND PSEG SERVICES CORPORATION
Caroline Dorsa
Caroline Dorsa was named executive vice president and chief financial officer for Public Service Enterprise Group Incorporated (PSEG) in April
2009. She is also the executive vice president and chief financial officer of Public Service Electric and Gas Company (PSE&G), PSEG Power and
PSEG Services Corporation.
Ms. Dorsa is responsible for all financial functions, including Internal Audit
Services, Investor Relations and Corporate Development. Given the array of financial instruments which serve as the primary means of selling wholesale energy to customers, Ms. Dorsa also has responsibility for the
Risk Management function, which provides independent oversight of the
PSEG Power trading organization.  In addition to her financial responsibilities, Ms. Dorsa leads the Information Technology and
Procurement organizations.  She is a member of PSEG’s Executive Officer
Group.
In her role as chief financial officer, she has overseen the execution of the
Company’s financial strategy, which has involved a significant deleveraging of the balance sheet and enhancement of the company’s financial strength.  The company is in the midst of a major capital investment program focused on deploying more than $6 billion over three years to ensure the reliability and efficiency of the energy generation and distribution system in New Jersey.  PSEG has an uninterrupted record of paying dividends to shareholders for 108 years.
Ms. Dorsa had been a member of the PSEG Board of Directors for six years, and a member of PSEG's Audit, Corporate Governance and Finance
Committees before joining the company’s management. Her previous management position had been with Merck & Co., where she was senior vice president – global human health, strategy and integration. Prior to this,
Ms. Dorsa served as senior vice president and chief financial officer at
Avaya, Inc.  Earlier in her career, she held a range of financial positions at
Merck, including serving as vice president and treasurer of the company for over 12 years. She was also the Secretary of the Finance Committee of
Merck's Board of Directors.
Before joining Merck, Ms. Dorsa worked for Mayor Edward Koch of the City of New York promoting economic development in midtown Manhattan.
Ms. Dorsa is a member of the Junior Achievement of New Jersey State
Board of Directors.  She is a member of the Board of Directors and the financial expert for the Finance and Audit Committee of Biogen Idec
(NASDAQ: BIIB), a biopharmaceutical company located in Cambridge, MA.
Ms. Dorsa is also a member of the Board of Directors and Chairman of the
Audit Committee of Joule, a privately financed solar fuels company based in
Bedford, MA.
Ms. Dorsa holds a B.A. from Colgate University and an M.B.A from Columbia
Business School.

EXECUTIVE VICE PRESIDENT
AND GENERAL COUNSEL
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE
ELECTRIC AND GAS COMPANY, PSEG POWER, PSEG SERVICES
CORPORATION
Tamara L. Linde
Tamara Linda was named executive vice president and general counsel for Public Service Enterprise Group Incorporated (PSEG) in July 2014.
She is also the executive vice president and general counsel of Public
Service Electric and Gas Company (PSE&G), PSEG Power and PSEG
Services Corporation.
As PSEG’s chief legal officer, Ms. Linde has responsibility for all legal and regulatory functions, and has general supervisory responsibilities for the office of corporate secretary, business assurance and resilience and federal affairs and sustainability.  Ms. Linde is a member of PSEG’s
Executive Officer Group.
Previously Ms. Linde was vice president – regulatory, PSEG. She has led the company’s federal and state regulatory functions, as well as managed corporate, environmental and labor/employment practices within the company. Ms. Linde has served as regulatory counsel on many of the company’s most important initiatives in recent years.
Ms. Linde joined the law department of Public Service Electric and Gas
Company (PSE&G), as an attorney in 1990 handling a variety of natural gas and electric regulatory and transactional matters. After holding several other legal positions at PSE&G she became general solicitor, in 2000. In that position she was responsible for the regulatory affairs of the PSEG companies including electric, gas and nuclear matters.  She has had significant experience working on regulatory matters before various state and federal regulatory agencies on industry issues relating to electric transmission and distribution and energy markets.
Ms. Linde is a member of the New Jersey, New York, District of Columbia and Texas bars.  She is past President of the Northeast Chapter of the
Energy Bar Association and served as chair of the Energy Bar Association
Electricity Regulation and Compliance Committee.  Ms. Linde graduated from Seton Hall University School of Law with a Juris Doctorate and from
Seton Hall University with a bachelor’s degree.

Ralph A. LaRossa
PRESIDENT AND CHIEF OPERATING OFFICER
PUBLIC SERVICE ELECTRIC AND GAS COMPANY
Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations.  In 1998, he received Gas Industry Magazine’s
Outstanding Manager of the Year Award.
Mr. LaRossa is a graduate of Stevens Institute of Technology and has completed the Harvard Business School’s Program for Management
Development.  He serves on the board of directors for the American Gas
Association (AGA), New Jersey Utilities Association (NJUA), New Jersey
Performing Arts Center (NJPAC), Partnership for a Drug-Free NJ, and
Bergen County’s United Way. Mr. LaRossa is Chairman of Choose New
Jersey, Inc. and serves on its board of directors.  He is also the Chairman of Montclair State University and serves on its board of trustees.
Ralph A. LaRossa was named president and chief operating officer of
Public Service Electric and Gas Company (PSE&G) in October 2006.
PSE&G is New Jersey’s oldest and largest regulated gas and electric delivery utility, serving approximately 2.4 million customers, nearly three-
quarters of the state’s population.  Prior to this position he was vice president - electric delivery for PSE&G.
In addition, on January 1, 2014, Mr. LaRossa became Chairman of the
Board of PSEG Long Island, a subsidiary of Public Service Enterprise
Group (PSEG), which manages the electric transmission and distribution systems on Long Island and in the Rockaways.  PSEG Long Island serves
1.1 million customers.

William Levis
PRESIDENT AND CHIEF OPERATING OFFICER
PSEG POWER
Mr. Levis has a Bachelor of Science degree in marine engineering from the U.S. Naval Academy and holds an SRO (senior reactor operator) certification.  He retired as a commander in the Naval
Reserves and attained his professional engineer license in 1985.
Mr. Levis is a member of Nuclear Energy Institute’s (NEI) Board of
Directors and serves as a member of the Institute of Nuclear Power
Operations (INPO) National Nuclear Accrediting Board.  He is a
member of the Philadelphia Archdiocese Catholic Charities Appeals
Board and its Operations Committee and is a member of the CEO
Council for Growth based in Philadelphia.
William Levis is president and chief operating officer of PSEG Power, a position he’s held since June 2007.  PSEG Power is a major,
unregulated independent power producer in the U.S. with four main subsidiaries: PSEG Nuclear, PSEG Fossil, PSEG Energy Resources and
Trade (ER&T) and PSEG Power Ventures.
PSEG Power operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (based load units, load following units and peaking units).  Its low-cost, load following fleet is geographically well positioned in competitive markets.
Its 13,337 MWs represent a diverse fuel mix which includes 45 percent natural gas, 27 percent nuclear; 18 percent coal, 8 percent oil,
1 percent pumped storage, and 1 percent solar.
Before coming to PSEG, Mr. Levis was Exelon Nuclear’s vice-president –
Mid-Atlantic operations.  Prior to joining Exelon, Mr. Levis worked at
Ontario Hydro’s Pickering Plant and held several positions over a five-
year period with Carolina Power and Light’s Brunswick facility.

Shahid Malik
PRESIDENT
PSEG ENERGY RESOURCES & TRADE
company’s strategy and operations and led a successful turnaround of the company, achieving significant growth in products and services while reducing costs.
Mr. Malik’s career has included Executive Leadership positions with several energy companies in the US and Europe. In addition, he served on the Board of Directors of South Jersey Industries (NYSE: SJI) immediately prior to joining PSEG.
Mr. Malik has been in the energy business for more than 20 years, since receiving his Economics degree from Manchester University in England and an MBA from Rice University, Houston.  He sits on the Executive Committee of the Board of Trustees of Newark Museum as well as the Board of the
Electric Power Suppliers Association in Washington DC.
Shahid Malik was elected President of PSEG Energy Resources & Trade
(ER&T) in 2011.  PSEG operates one of the most balanced generation and marketing portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units), and Mr.
Malik is essentially responsible for managing these assets and taking them to market.  He oversees PSEG’s generation portfolio and the purchase, sale and risk management of all energy commodities.
Mr. Malik has an extensive background in the energy industry across the oil, gas, electric and renewable energy sectors in Europe and the United
States.  Previously, he was with Pittiglio, Rabin, Todd & McGrath (PRTM) in
Pittsburgh, PA and was responsible for all aspects of the global energy business, with a primary focus on the North American utility sector.  Prior to that he served as President & CEO of Strategic Energy, Great Plains
Energy’s retail marketing subsidiary and a provider of energy and services to business clients in North America.  He was accountable for the

Derek M. DiRisio
PRESIDENT
PSEG SERVICES CORPORATION
Derek M. Di Risio was named President, PSEG Services Corporation, in July
2014.  He is responsible for the coordination and delivery of several centralized services currently residing within PSEG Services Corporation including corporate communications, corporate citizenship, corporate real estate, information technology, procurement, payroll and other transactional services.
Prior to his current role, Mr. Di Risio was vice president and controller of
Public Service Enterprise Group (PSEG), Public Service Electric and Gas
Company (PSE&G), PSEG Services Corporation, PSEG Energy Holdings
(Holdings) and PSEG Power, a position he assumed in December 2006.
He was previously vice president and assistant controller, since July 2004.
Mr. Di Risio had been vice president – planning and analysis of Holdings since March 2004, and vice president – controller for Holdings since July
1998. Prior to that he was director – accounting services and responsible for several accounting and planning functions for Holdings, including overall coordination of the business planning process, accounting research and policy development, financial forecasts and analysis.
Mr. Di Risio was also responsible for the budgeting, analysis and reporting process for PSE&G.
Mr. Di Risio joined PSE&G in September 1991 and has held a variety of positions, including assignments with the internal auditing, electric business, and corporate planning departments.  He was instrumental in reengineering the Enterprise business planning process, and advancing the use of performance metrics and balanced scorecard measures to improve business results. Prior to joining PSE&G he worked for several firms, including Chase Manhattan Bank.
Mr. Di Risio graduated from Rutgers University with a degree in accounting/computer science, and received a Master of Business
Administration degree from the same university.  He is a certified public accountant (inactive) and a certified internal auditor.  Mr. Di Risio also completed the Program for Management Development at the Graduate
School of Business Administration of Harvard University.  He served on the
Drew University Board of Trustees and is currently a co-chairman of the
Board of Directors of the New Jersey All Stars Project Inc.

PRESIDENT AND CHIEF NUCLEAR OFFICER
PSEG NUCLEAR
Thomas P. Joyce
Thomas P. Joyce was named president and chief nuclear officer of PSEG
Nuclear (Nuclear), in October 2008.  Mr. Joyce has announced his retirement from PSEG effective the end of March 2015. He had been senior vice president – operations of Salem/Hope Creek for Nuclear, since
June 2007. Mr. Joyce was also vice president – Salem, since January
2007, and previously assumed the role of PSEG Nuclear’s site vice president as part of the Nuclear Operating Services Agreement between
PSEG and Exelon Corporation in 2005.
PSEG Nuclear’s  Salem and Hope Creek Generating stations comprise the second largest commercial nuclear power facility in the United States.
Together the units provide enough electricity for three million homes.
Together the plants also provide 49 percent of New Jersey’s electricity.
Mr. Joyce has more than 38 years of experience in commercial nuclear power operations. Under his leadership as president and chief nuclear officer, Salem and Hope Creek combined to set a new site generation record in 2009. In 2011, the stations also received approval from the
Nuclear Regulatory Commission (NRC) to extend their operating licenses an additional 20 years. Reinforcing the company’s strong ties to the local community, the license renewal approvals did not encounter any formal legal contentions like many other plants across the country.
While leading Salem, the station completed two successful reactor vessel head replacement outages. Salem Unit 1 completed its outage capturing the world record for shortest head replacement outage.
Prior to coming to PSEG Mr. Joyce was site vice president at Exelon
Nuclear’s Braidwood Station. During his tenure the station achieved overall performance improvements and retained their excellent INPO rating. The plant completed a refueling in 15 days, 14 hours – setting a record for outage efficiency among U.S. pressurized water reactors.
Before serving at Braidwood he held leadership positions at Exelon’s
Byron, Dresden, and Zion Stations, and in the corporate offices of both
Exelon Corporation and Exelon Nuclear.
Mr. Joyce holds a Bachelor of Science degree in nuclear engineering from the University of Missouri at Rolla, and a Master of Business
Administration degree from the Keller Graduate School of Management.
While at Byron, he earned his senior reactor operators (SRO) license.
A recognized leader in the nuclear industry, Mr. Joyce currently serves as chairman of the Utilities Service Alliance (USA). The organization is comprised of eight of America’s leading electric utilities operating 14 nuclear reactors located at 10 stations. Its two major objectives are to improve individual plant and fleet performance and to reduce operating and maintenance costs. Mr. Joyce also chairs the Nuclear Energy
Institute’s (NEI) Emergency Preparedness Working Group and the EPRI
Nuclear Power Council.

Richard P. Lopriore
PRESIDENT
PSEG FOSSIL
Mr. Lopriore has been a valuable part of the electric generation industry for more than 43 years. Prior to joining PSEG Fossil, he had been senior vice president - mid-Atlantic operations for Exelon Nuclear, responsible for oversight of the Limerick, Peach Bottom, Oyster Creek and Three Mile Island stations.
During his tenure, Three Mile Island achieved INPO 1 status (2007).
From 1997-1999, Mr. Lopriore was an Executive Advisor for Ontario Hydro
Nuclear Power Plant’s recovery and performance improvement program.
Mr. Lopriore joined Exelon as plant manager of Byron Stations in 1999 and was promoted to site vice president in 2001. In 2003 he became corporate vice president - operations support at Exelon’s nuclear headquarters, responsible for both the Midwest and mid-Atlantic regions. He then became vice president -
operations, Midwest boiling water reactors in 2004 responsible for the Dresden,
LaSalle County, Quad Cities and Clinton nuclear plants.
Prior to Exelon, Mr. Lopriore held several key management positions at the
Brunswick Nuclear Plant in North Carolina, including plant manager. At Vermont
Yankee, he achieved an operational SRO certification for Boiling Water
Reactors.
Mr. Lopriore received his Bachelor of Science degree from Southern Vermont
College and is a member of the American Nuclear Society.
He also served in the National Guard.
Richard P. Lopriore was elected president of PSEG Fossil in May 2007.  He oversees operations for 13 generation facilities spanning four states. He is also responsible for the oversight of two service groups: Laboratory & Testing Services, and
Maintenance & Repair Services. Additionally, he is responsible for Construction,
Capital Projects and Engineering.
The PSEG Fossil fleet is comprised of natural gas, coal and oil-fired electric generating units that contribute about 9,700 megawatts of electricity to PSEG
Power’s generation portfolio. This includes an ownership interest of 1,000 megawatts in three jointly-owned facilities.
Under Lopriore’s leadership, nine LM6000 peaking units were constructed.  Fossil also outfitted its two New Jersey coal plants with about $1.5 billion in new pollution control equipment resulting in substantial reductions in emissions.  These plants are among the cleanest, most responsible coal stations in the country.
Mr. Lopriore instituted an in-depth Operational Excellence Model (OEM), one of the first programs in the nation to drive standardization across a Fossil fleet.  The program resulted in consistent improvement in operating results, reliability and fleet performance and the achievement of all-time generation records. He also revamped
PSEG Fossil’s training program. Two industry-first, award-winning mobile training trailers were developed to take training directly to the work sites reducing costs and increasing productivity.

Robert C. Braun
SENIOR VICE PRESIDENT & CHIEF OPERATING OFFICER
PSEG NUCLEAR
Robert C. Braun was elected President and Chief Nuclear
Officer to succeed Thomas Joyce, upon Mr. Joyce’s retirement at the end of March 2015.  Mr. Braun will continue to be
responsible for the day-to-day operations of PSEG’s Salem and
Hope Creek Generating Stations.  He will report directly to
William Levis, and be a member of PSEG’s Executive Officers
Group.  Mr. Braun was named senior vice president and chief
operating officer of PSEG Nuclear, in September 2012. He had been senior vice president – PSEG Nuclear since 2009.
Mr. Braun joined PSEG Nuclear in March 2007 as vice
president of Operations Support.  Mr. Braun has more than 30 years of experience in commercial nuclear power operations.
Previously, Mr. Braun was site vice president of Exelon Corporation’s
Peach Bottom Atomic Power Station. Prior to his appointment at
Peach Bottom, he was vice president – nuclear oversight of Exelon’s nuclear group headquarters and previously served as plant manager of the company’s Limerick Generating Station, where he held a senior reactor operator license. Mr. Braun began his career at Limerick in
1982.
Mr. Braun has a Bachelor of Mechanical Engineering degree from
Villanova University and earned his Senior Reactor Operator (SRO)
license while at Exelon.

Margaret M. Pego,
SPHR
SENIOR VICE PRESIDENT – HUMAN RESOURCES AND
CHIEF HUMAN RESOURCES OFFICER
PSEG SERVICES CORPORATION
Margaret M. Pego was named senior vice president – human resources and chief human resources officer of PSEG Services Corporation in
December 2006. Prior, she had been vice president – human resources.
Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department.
Ms. Pego holds a Bachelor of Arts degree in business administration from William Paterson College, and a Master of Business Administration
degree with a concentration in management and labor relations from
Seton Hall University. In addition, she holds a certificate in EEO studies from Cornell University, and has completed the Human Resources
Executive Program at the University of Michigan. She is also certified as a senior professional in human resources.
Ms. Pego was named one of 2013’s HR Top 10 Breakaway Leaders by
Evanta, a leading organization that fosters leadership development and collaborative exchange among North America’s top executives.
Ms. Pego is active in several local and national organizations, including the
EEI Chief HR Executive Advisory Committee; the American Gas Association
HR Policy Committee; the Conference Board Advisory Council of HR
Management – Council of HR Executives; and the Society for Human
Resources Management.  In addition, she is Chair of the Children’s
Specialized Hospital Board, a member of the Children’s Specialized
Hospital Foundation Board, RWJ Health Care Corporation Board and
Rutgers Business School.  She is the former Chair of the Center for Energy
Workforce Development (CEWD) Executive Council. She is a former member of the Supreme Court of New Jersey Attorney Ethics Committee.
Ms. Pego is a 2002 Leadership New Jersey fellow, 1997 TWIN Honoree,
2006 Executive Woman of New Jersey Honoree and 2008 NJ Best 50
Women in Business Honoree.

120 PSE&G APPENDIX

140
120
100
80
60
40
20
0
Median 105.7
SAIDI
PSE&G
Better
Median $4.92
$0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 $7.50
Dist O&M/MWh

PSEG

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI = SYSTEM AVERAGE INTERRUPTION DURATION INDEX, A MEASURE OF AVERAGE OUTAGE DURATION FOR ALL CUSTOMERS
SERVED, EXCLUDING MAJOR EVENTS. SOURCES: PSE&G PEER PANEL STUDY, FIRST QUARTILE BENCHMARK STUDY AND VARIOUS
REGULATORY REPORTS..

PSE&G
Median 98.1%
Better
Median $0.57
100.0%
95.0%
90.0%
85.0%
80.0%
Leak Response Rate
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
Dist O&M / Dth

PSEG

PSE&G prioritizes public safety
while maintaining value to customers
LEAK RESPONSE RATE = PERCENTAGE OF UTILITY RESPONSES TO REPORTED LEAKS WITHIN ONE HOUR. SOURCES: PSE&G PEER PANEL STUDY
AND AGA BENCHMARK STUDY.

123 PSEG POWER AND ER&T APPENDIX

124 $0 $5 $10 2015 2016 2017 Nuclear fuel needs have been hedged through 2017 Anticipated Nuclear Fuel Cost Hedged

Power’s coal hedging reflects 2015 supply
matched with 2015 sales
Contracted Coal
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro Low $40’s
Higher price,
lower BTU,
enviro coal
Hudson CAPP Mid $40’s
Coal/Gas
Fuel
Flexibility
Mercer
Metallurgical
CAPP/NAPP
Mid $40’s
More limited
segment of
coal market
Keystone NAPP Mid $20’s
Prices
steady
Conemaugh NAPP Mid $20’s
Prices
steady
% Hedged
(left scale)
$/MWh
(right scale)
*COMMODITY PLUS TRANSPORTATION
$0
$10
$20
$30
$40
$50
0%
20%
40%
60%
80%
100%
2015 2016 2017

PSEG Power value advantaged
by asset diversity, fuel flexibility and location
Fuel Diversity*
Total MW: 13,146
Energy Produced*
Total GWh: 54,162
Energy Market Served*
Total MW: 13,146
*2014, EXCLUDES SOLAR AND KALAELOA.
**INCLUDES NEW JERSEY UNITS THAT FUEL SWITCH TO GAS.
Load Following
Peaking
Base load
Gas
Pumped
Storage
Nuclear
Oil
Coal**
Gas
Pumped
Storage
Nuclear
Oil
Coal**

The full requirements BGS rate recognizes the
forward PJM capacity market price
Capacity Price per BGS Tranche
2015-2016 166 $         Three Year Average ($/MW-day) $173
2016-2017 177 $         Average MW per Tranche (varies by EDC) 111
2017-2018 175 $         Days per Year 365
173 $      7,007,656 $
MWh per Tranche
Average MW per Tranche (varies by EDC) 111
Hours per Year 8,768
Load Factor (varies by EDC) ~37%
MWh per Tranche, approx. 355,000
Capacity Cost per MWh 20 $
Capacity Price per RPM Auction for PSEG Zone
Average Capacity Price ($/MW-day) Average Capacity Cost per Tranche

128 PSEG FINANCIAL APPENDIX

Power Cash
from Ops
~$1.4B
Power Cash
Investment
(1)
~0.7B
Dividend
to Parent
~$0.9B
Power 2014 Cash Flows
Free Cash Flow
~$0.7B
Cash Used
~$0.2B
(2)
In 2014, Power had significant free cash flow
(1) POWER CAPITAL INVESTMENT INCLUDES NUCLEAR FUEL AND EMISSION PURCHASES
(2) POWER INVESTED CASH BALANCE DECREASED FROM ~$0.8B TO ~$0.6B
~$0.7B
Shareholder
dividend
~$0.2B Capital
contribution to
PSE&G
$0.0
$0.5
$1.0
$1.5

PSE&G Cash
from Ops
(1)
~$1.6B
PSE&G Cash
Investment
~$2.2B
In 2014, PSE&G used $1.6B of internally
generated cash flow
and debt to invest over $2B while
maintaining its capital structure
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$240 MILLION.
Cash Invested
~$0.3B
PSE&G 2014 Cash Flows
PSE&G
Net Debt
~$0.7B
Parent Capital
Contribution
~$0.2B
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0

December 31, 2014
$ Billions PSEG PSE&G Power
Cash and Cash Equivalents $0.4 $0.3 $0.0
Short Term Debt $0.0 $0.0 N/A
Long Term Debt
(1)
8.9 6.3 2.5
Common Equity 12.2 6.8 5.6
Total Capitalization $21.1 $13.1 $8.1
Total Debt / Capitalization 42% 48% 31%
PSE&G Regulated Equity Ratio
(2)
51.4%
Our balance sheet remains strong
(1)INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES SECURITIZATION DEBT OF $259 MILLION AND NON-RECOURSE DEBT OF $16 MILLION.
(2)REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$98 MILLION AND EXCLUDES SHORT-TERM DEBT.

PSEG Liquidity as of December 31, 2014
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600
1
$14 $586
5-Year Credit Facility (Power) Apr-19 $1,600 $97 $1,503
5-Year Credit Facility (Power) Mar-18 $1,000 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Apr-19 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500
3
$0 $500
Total $4,300 $219 $4,081
1 PSE&G Facility to be reduced by $29M on April 15, 2016
$71
2 Power Facility to be reduced by $48M on April 15, 2016
PSE&G ST Investment $294
3 PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,446
Total Parent / Power Liquidity $3,566
PSEG /
Power
PSEG Money Pool ST Investment
2

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment  Balance*
at 12/31/14
($Millions)
Merchant Energy Leases
NRG  REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
354
NRG Energy, Inc./Midwest Gen**
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
218
Regulated Energy Leases
Merrill Creek
Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light) 146
Grand Gulf Nuclear station in Mississippi (175 equity MW) 55
Real Estate Leveraged Leases GM Renaissance Center; Wal-Marts; E-D (shopping) Centers 62
Real Estate Operating Leases Office Towers, Shopping Centers - 28 properties 42
Generation Legacy Assets GWF (in wind down stage), GSOE  2
Other Land 5
Total Holdings Investments $884
*  BOOK BALANCE EXCLUDING  DEFERRED TAX ACCOUNTS.
**EME WAS ACQUIRED BY NRG ON APRIL 1 2014.

PSEG 2014 operating earnings up 7%
*
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Operating Earnings Earnings per Share
$ Millions (except EPS)
2014 2013 2014 2013
PSE&G $  725 $  612 $  1.43 $  1.21
PSEG Power 642 710 1.27 1.40
PSEG Enterprise/Other 33 (13) 0.06 (0.03)
Operating Earnings* $  1,400  $  1,309  $  2.76 $  2.58
Twelve Months ended December 31

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
(a)
Includes the financial impact from positions with forward delivery months.
A
2014 2013 2012 2011 2010 2009
Earnings Impact ($ Millions)
Operating Earnings 1,400 $      1,309 $    1,236 $    1,389 $      1,584 $    1,567 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 68 40 52 50 46 9
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 66 (74) (10) 107 (1) (11)
Lease Transaction Activity (PSEG Enterprise/Other) - - 36 (173) - 29
Storm O&M (PSEG Power) (16) (32) (39) - - -
Market Transition Charge Refund (PSE&G) - - - - (72) -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
- - - 34 - -
Income from Continuing Operations 1,518 $      1,243 $    1,275 $    1,407 $      1,557 $    1,594 $
Discontinued Operations - - - 96 7 (2)
Net Income 1,518 $      1,243 $    1,275 $    1,503 $      1,564 $    1,592 $
Fully Diluted Average Shares Outstanding (in Millions)
508 508 507 507 507 507
Per Share Impact (Diluted)
Operating Earnings 2.76 $        2.58 $     2.44 $     2.74 $       3.12 $     3.09 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.13 0.08 0.10 0.10 0.09 0.02
Gain (Loss) on MTM
(a)
(PSEG Power) 0.13 (0.14) (0.02) 0.21 - (0.02)
Lease Transaction Activity (PSEG Enterprise/Other) - - 0.07 (0.34) - 0.05
Storm O&M (PSEG Power) (0.03) (0.07) (0.08) - - -
Market Transition Charge Refund (PSE&G) - - - - (0.14) -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
- - - 0.06 - -
Income from Continuing Operations 2.99 $        2.45 $     2.51 $     2.77 $       3.07 $     3.14 $
Discontinued Operations - - - 0.19 0.01 -
Net Income 2.99 $        2.45 $     2.51 $     2.96 $       3.08 $     3.14 $
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax